UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  10549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 7, 2004

Angeion Corporation

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

001-13543	41-1579150
(Commission File Number)	(IRS Employer Identification No.)

350 Oak Grove Parkway
Saint Paul, Minnesota	55127-8599
(Address of Principal Executive Offices)	(Zip Code)

(651) 484-4874

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 — Results of Operations and Financial Condition

Angeion Corporation hereby furnishes a press release, issued on September 7, 2004, disclosing material non-public information regarding its results of operations for the three and nine months ended July 31, 2004.  On September 7, 2004, Angeion also filed its Form 10-QSB for the Quarter ended July 31, 2004.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits

(c) Exhibit 99.1	Press release dated September 7, 2004 reporting Angeion Corporation results of operations for the three and nine months ended July 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEION CORPORATION

Dated: September 9, 2004	By	/s/ Dale H. Johnson
Dale H. Johnson
Chief Financial Officer